UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of The
                      Securities Exchange Act of 1934

 December 10, 2007
 Date of Report (Date of earliest event reported):


Fieldstone Mortgage Investment Trust, Series 2007-1
(Exact name of issuing entity as specified in its charter)


Fieldstone Mortgage Company
(Exact name of sponsor as specified in its charter)


Fieldstone Mortgage Investment Corporation
(Exact name of depositor as specified in its charter)


Delaware                 333-125910-04                   N/A
(State or other          (Commission                   (IRS Employer
jurisdiction              File Number)                 Identification No.)
of incorporation)



c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                                    21045
(Address of principal executive offices)                        (Zip Code)

(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
(Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events

Item 8.01 - Other Events.

Effective December 10, 2007, Goldman Sachs Bank USA has acquired Litton Loan Servicing L.P. ("Litton") from Credit-Based Asset Servicing and Securitization LLC (C-Bass) (the "Acquisition").


 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Fieldstone Mortgage Investment Corporation
 (Depositor)

 /s/ Scott Hendry
 Scott Hendry, Assistant Secretary

 Date: December 13, 2007